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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2006

                        MEADOWBROOK INSURANCE GROUP, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MICHIGAN                                       38-2626206
(STATE OR OTHER JURISDICTION           (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
     OF INCORPORATION)
                                                        1-14094
                                                (COMMISSION FILE NUMBER)




   26255 AMERICAN DRIVE
   SOUTHFIELD, MICHIGAN                                  48034
  (ADDRESS OF PRINCIPAL                                (ZIP CODE)
    EXECUTIVE OFFICES)


                                 (248) 358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

         Meadowbrook Insurance Group, Inc. (the "Company") is filing the following information in order to satisfy certain requirements of the New York Stock Exchange's Listed Company Manual.

Presiding Director of Regularly Scheduled Executive Sessions of Non-Management
------------------------------------------------------------------------------
Directors
---------

         Pursuant to Meadowbrook Insurance Group, Inc.'s Corporate Governance Guidelines, a copy of which is available on the Company's website maintained at www.meadowbrook.com, executive sessions of the independent directors are chaired by the chairperson of the Company's Governance and Nominating Committee. The foregoing information was included in the Company's Proxy Statement in connection with its 2005 Annual Meeting of Shareholders but was inadvertently omitted from the Company's Proxy Statement in connection with its 2006 Annual Meeting of Shareholders.


Disclosure regarding NYSE CEO Certification and Sarbanes-Oxley Section 302
--------------------------------------------------------------------------
Certification
-------------

         Certifications by Meadowbrook Insurance Group, Inc.'s Chief Executive Officer and Chief Financial Officer, including certifications required by
Section 302 of the Sarbanes-Oxley Act, are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2005, and the Company's Chief Executive Officer's annual certification stating that he was not aware of any violations of the New York Stock Exchange's corporate governance list standards was submitted to the New York Stock Exchange. This information was inadvertently omitted from the Company's 2005 Annual Report to Shareholders which was mailed to shareholders.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: September 8, 2006            MEADOWBROOK INSURANCE GROUP, INC.
                                    (Registrant)


                                    By:      /s/ Karen M. Spaun
                                        ----------------------------------------
                                        Karen M. Spaun, Chief Financial Officer